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                                                                    EXHIBIT 99.1

                               THIRD AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 14, 2005, by and among Interface, Inc., Interface Europe Ltd., and Interface Europe B.V. (each a "Borrower" and, collectively, the "Borrowers"); the "Subsidiary L/C Account Parties" listed on the signature pages hereto; the "Lenders" listed on the signature pages hereto; and Wachovia Bank, National Association, as Domestic Agent, Multicurrency Agent and Collateral Agent (in each of such capacities, the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, the L/C Issuers, and the Agent executed and delivered that certain Fifth Amended and Restated Credit Agreement dated as of June 17, 2003, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of March 30, 2004, and that certain Second Amendment to Fifth Amended and Restated Credit Agreement and Waiver dated as of December 29, 2004 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Borrowers have requested that the Agent, the Lenders, and the L/C Issuers agree to certain amendments to the Credit Agreement as more fully set forth herein;

      NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Subsidiary L/C Account Parties, the Lenders party hereto, the L/C Issuers party hereto, and the Agent hereby covenant and agree as follows:

      1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

      2. Amendments to Credit Agreement.

      (a) Section 1.01 of the Credit Agreement is amended by deleting the definition of "Reserve Amount" in its entirety.

      (b) Section 1.01 of the Credit Agreement is amended by the addition of the following new definitions:

                  "Amortizing Amount" shall mean an amount initially equal to
            $10,000,000, but which decreases $500,000 (automatically and without notice to any Person) on the first day of each of Interface's fiscal

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            quarters, until reduced to $0.00, with the first such reduction occurring on the first day of Interface's fiscal quarter commencing on October 3, 2005.

                  "Primary Repatriation Date" means the first date on which each of the following shall have been satisfied: (a) at least $20,000,000 in the aggregate shall have been repatriated by Interface or its Domestic Subsidiaries in accordance with applicable U.S. tax law; and (b) the Domestic Agent shall have received a certificate executed by Interface's chief financial officer to the effect that
            (i) Interface or its Domestic Subsidiaries have repatriated at least $20,000,000 in the aggregate in accordance with applicable U.S. tax law and (ii) Interface and its Domestic Subsidiaries have complied with all applicable laws respecting such repatriation, which certificate will be accompanied by an accounting of such funds and the process by which such funds were repatriated, all in form and substance reasonably satisfactory to the Domestic Agent.

      (c) The definition of "Consolidated Restricted Payments" in Section 1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  "Consolidated Restricted Payments" shall mean, for any fiscal period of Interface, the sum of (a) all payments (other than regularly scheduled payments of principal and interest) made by the Consolidated Companies with respect to the Senior Subordinated Notes and Senior Notes during such period (but not including payments made in respect of the Senior Notes pursuant to Section 8.08(e)), plus
            (b) any purchases of Capital Stock of Interface by any Consolidated Company during such period, plus (c) dividends made by the Consolidated Companies in respect of the Capital Stock of such Consolidated Company during such period (excluding dividends made in such Capital Stock and dividends paid to Interface or any Subsidiary of Interface).

      (d) The definition of "Domestic Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  "Domestic Borrowing Base" shall mean, as of any date of
            determination and as set forth in the most recent Domestic Borrowing Base Certificate delivered to the Lenders in accordance with the terms of Section 7.07(d), an amount equal to:

                  (i) eighty-five percent (85%) (or such lesser percentage which the Domestic Agent may establish from time to time in its reasonable credit judgment by written notice to Interface) of the face amount of Eligible Domestic Accounts (after subtracting all setoffs, discounts, counterclaims, contra accounts, and other deductions, to the extent such amounts are excluded from eligibility in the definition of "Eligible Domestic Accounts," as reasonably determined by the Domestic Agent in its reasonable credit judgment), plus

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                  (ii) sixty percent (60%) (or such lesser percentage which the
            Domestic Agent may establish from time to time in its reasonable credit judgment by written notice to Interface) of the value of Eligible Domestic Inventory (Finished Goods), as valued at the lower of cost paid for such Eligible Domestic Inventory (Finished Goods) or the fair market value of such Eligible Domestic Inventory (Finished Goods) (all as determined by the Domestic Agent in its reasonable credit judgment); provided that, in no event shall the value of any Eligible Domestic Inventory (Finished Goods) included in the calculation of "Domestic Borrowing Base" exceed eighty-five percent (85%) of the net orderly liquidation value thereof (as reasonably determined by the Domestic Agent in its reasonable credit judgment) of such Eligible Domestic Inventory (Finished Goods), plus

                  (iii) forty percent (40%) (or such lesser percentage which the
            Domestic Agent may establish from time to time in its reasonable credit judgment by written notice to Interface) of the value of Eligible Domestic Inventory (Raw Materials), as valued at the lower of cost paid for such Eligible Domestic Inventory (Raw Materials) or the fair market value of such Eligible Domestic Inventory (Raw Materials) (all as determined by the Domestic Agent in its reasonable credit judgment); provided that, in no event shall the value of any Eligible Domestic Inventory (Raw Materials) included in the calculation of "Domestic Borrowing Base" exceed eighty-five percent (85%) of the net orderly liquidation value thereof (as reasonably determined by the Domestic Agent in its reasonable credit judgment) of such Eligible Domestic Inventory (Raw Materials), plus

                  (iv) the Amortizing Amount, minus

                  (v) the Other Reserves.

      (e) The definition of "Financial Covenant Effective Date" in Section 1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  "Financial Covenant Effective Date" shall mean each date after the Closing Date on which any of the following occurs or is satisfied: (a) Excess Availability (Domestic) is less than (i) during the period commencing on June 1, 2005, and ending on July 17, 2005, $10,000,000 and (ii) on and after July 18, 2005, $20,000,000 or (b) Excess Availability (UK) is less than $3,000,000.

      (f) The definition of "Total Fixed Charges" in Section 1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  "Total Fixed Charges" shall mean, for any fiscal period of
            Interface and without duplication, the sum of (a) Consolidated Cash Interest Expense for such period (provided, that, solely for purposes of calculating the amount to be derived from this definition, any interest payments on the Existing Senior Notes which are due and payable by Interface on April 1 or October 1 of a given fiscal year of Interface shall,

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            when paid, be deemed to have been paid in the second fiscal quarter and the fourth fiscal quarter, respectively, of such fiscal year), plus (b) payments made in respect of capital leases during such period, plus (c) scheduled payments of principal made during such period in respect of all Indebtedness which, when such Indebtedness was incurred, had a stated maturity of more than one year from the date it was so incurred (other than payments made in respect of the Senior Subordinated Notes or the Senior Notes at their stated final maturity), plus (d) Consolidated Restricted Payments made during such period (but not before March 30, 2003), plus (e) a positive amount equal to the amount by which the Amortizing Amount decreases during such period (as contemplated in the definition of "Amortizing Amount").

      (g) Section 8.08(e) of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  (e) repayments or repurchases of up to $25,000,000, in the aggregate, of the Senior Notes, but only to the extent (i) each such repayment is made, and each such repurchase is consummated, during the period commencing June 1, 2005, and ending on December 31, 2005 (provided, however, that such December 31, 2005, date shall be automatically extended to June 30, 2006, upon the occurrence of the Primary Repatriation Date, but only if the Primary Repatriation Date occurs on or before December 31, 2005), and (ii) at the time of making or consummating such repayment or repurchase, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom (it being agreed that Interface will, from time to time upon the Domestic Agent's reasonable request, provide the Domestic Agent with an accounting of all repayments and repurchases made pursuant to this subclause (e), in such form and with such detail as the Domestic Agent may reasonably request);

      3. Restatement of Representations and Warranties. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other documents executed and/or delivered in connection herewith.

      4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Subsidiary L/C Account Parties. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

      5. Ratification. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

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      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

      7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

      8. No Default. To induce the Agent, the Lenders, and the L/C Issuers to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Subsidiary L/C Account Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and
(ii) no right of offset, defense, counterclaim, claim or objection in favor of any of the Borrowers or any of the Subsidiary L/C Account Parties arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Subsidiary L/C Account Parties owed to the Lenders or the L/C Issuers under the Credit Agreement or the other Credit Documents.

      9. Further Assurances. Each of the Borrowers and the Subsidiary L/C Account Parties agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

      10. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof, other than Section 5-1401 of the New York General Obligations Law).

      11. Request for Fixed Asset Information. The Domestic Agent hereby requests (pursuant to Section 7.07(t) of the Credit Agreement) that Interface provide, and Interface, for itself and on behalf of its Subsidiaries, hereby agrees to provide to the Domestic Agent, on or before the date which is sixty
(60) days following the effective date of this Amendment, a schedule showing with reasonable detail all of the Credit Parties' fixed assets which have been acquired or disposed of by the Credit Parties, in each case, since the date of the August 2004 appraisal of the Credit Parties' fixed assets.

      12. Conditions Precedent. This Amendment shall become effective only upon:

      (a) execution and delivery of (i) this Amendment by each of the Borrowers, each of the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers and (ii) the acknowledgement and agreement of the other Credit Parties in the form attached hereto; and

      (b) receipt by the Domestic Agent, for the account of the Lenders, of an amendment fee in the amount of $25,000, which fee shall be paid by the Domestic Agent, promptly after its receipt thereof, to each of the Lenders in accordance with their respective Pro Rata Share.

                         [SIGNATURES ON FOLLOWING PAGES]

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      IN WITNESS WHEREOF, each of the Borrowers, the Subsidiary L/C Account
Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION, as Domestic Agent, Multicurrency Agent, Collateral Agent, Domestic L/C Issuer, UK Multicurrency L/C Issuer, and as a Lender

                             By: /s/ Joseph L. White
                                 ----------------------------------------------

                             Name: Joseph L. White

                             Title: Director

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                             FLEET CAPITAL CORPORATION, as a Lender

                             By:   /s/ Sherry Lail
                                 ----------------------------------------------

                             Name: Sherry Lail

                             Title: SVP

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                             GENERAL ELECTRIC CAPITAL CORPORATION
                             (for itself and as successor in interest to Transamerica Business Capital Corporation), as a Lender

                             By:   /s/ C. Mark Smith
                                 ----------------------------------------------

                             Name: C. Mark Smith

                             Title: Duly Authorized Signatory

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                                  THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                  as a Lender

                                  By:   /s/ M. Kim Carpenter
                                      -------------------------------------

                                  Name: M. Kim Carpenter

                                  Title: Vice President

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                                       SIEMENS FINANCIAL SERVICES, INC., as a
                                       Lender

                                       By:  /s/ Frank Amodio
                                          ---------------------------------

                                       Name: Frank Amodio

                                       Title: Vice President - Credit

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                                      BORROWERS:

                                      INTERFACE, INC.

                                      By:  /s/ Raymond S. Willoch
                                          -----------------------------------

                                      Name: Raymond S. Willoch

                                      Title: Senior Vice President

                                      INTERFACE EUROPE B.V.
                                      INTERFACE EUROPE LTD.

                                      By:  /s/ Raymond S. Willoch
                                          ----------------------------------

                                      Name: Raymond S. Willoch

                                      Title: Director

                                      SUBSIDIARY L/C ACCOUNT PARTIES:

                                      INTERFACE FLOORING SYSTEMS, INC.
                                      INTERFACE FABRICS, INC.
                                      INTERFACE ARCHITECTURAL RESOURCES, INC.

                                      By:   /s/ Raymond S. Willoch
                                          ------------------------------------

                                      Name: Raymond S. Willoch

                                      Title: Senior Vice President

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              ACKNOWLEDGMENT AND AGREEMENT OF OTHER CREDIT PARTIES

Each of the following has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written, thereby evidencing its acknowledgement and agreement to the same and its reaffirmation (in light of the content of such Amendment) of all of its obligations and covenants under the Credit Documents to which it is a party (including, without limitation, the Domestic Guaranty Agreements or UK Guaranty and Security Agreement):

                         OTHER CREDIT PARTIES:

                         BENTLEY PRINCE STREET, INC. (f/k/a BENTLEY MILLS, INC.) BENTLEY MILLS, INC. (f/k/a BENTLEY ROYALTY COMPANY) INTERFACE FABRICS ELKIN, INC. (f/k/a CHATHAM, INC.) CARPET SERVICES OF TAMPA, INC.
                         COMMERCIAL FLOORING SYSTEMS, INC.
                         FLOORING CONSULTANTS, INC.
                         INTERFACE FABRICS GUILFORD, INC. (f/k/a GUILFORD
                            OF MAINE, INC.)
                         INTERFACE AMERICAS, INC.
                         INTERFACE ARCHITECTURAL RESOURCES, INC.
                         INTERFACE FABRICS, INC.
                         INTERFACE FABRICS MARKETING, INC. (f/k/a INTERFACE
                            FABRICS GROUP MARKETING COMPANY)
                         INTERFACE OVERSEAS HOLDINGS, INC.
                         INTERFACE TEKNIT, INC.
                         INTERFACEFLOR, INC.
                         INTERFACE GLOBAL COMPANY APS
                         PANDEL, INC.
                         QUAKER CITY INTERNATIONAL, INC.
                         RE:SOURCE AMERICAS ENTERPRISES, INC.
                         RE:SOURCE MINNESOTA, INC.
                         RE:SOURCE NORTH CAROLINA, INC.
                         RE:SOURCE NEW YORK, INC.
                         RE:SOURCE OREGON, INC.
                         RE:SOURCE SOUTH FLORIDA, INC.
                         RE:SOURCE SOUTHERN CALIFORNIA, INC.
                         RE:SOURCE WASHINGTON, D.C., INC.
                         SOUTHERN CONTRACT SYSTEMS, INC.
                         SUPERIOR/REISER FLOORING RESOURCES, INC.
                         INTERFACE FABRICS FINISHING, INC.

                         By:   /s/ Raymond S. Willoch
                             -------------------------------------------------

                         Name: Raymond S. Willoch

                         Title: Senior Vice President

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                             STRATEGIC FLOORING SERVICES, INC.

                             By:   /s/ Keith E. Wright
                                 ---------------------------------------------

                             Name: Keith E. Wright

                             Title: Treasurer

                             INTERFACE REAL ESTATE HOLDINGS, LLC,
                             By: BENTLEY PRINCE STREET, INC. (F/K/A BENTLEY
                                 MILLS, INC.), its sole member

                             By:   /s/ Raymond S. Willoch
                                 ---------------------------------------------

                             Name: Raymond S. Willoch

                             Title: Senior Vice President

                             INTERFACE AMERICAS HOLDINGS, LLC,
                             By:  INTERFACE, INC., its sole member

                             By:   /s/ Raymond S. Willoch
                                 ---------------------------------------------

                             Name: Raymond S. Willoch

                             Title: Senior Vice President

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                             INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,
                             By: INTERFACE FLOORING SYSTEMS, INC., its sole
                                 member

                             By:   /s/ Raymond S. Willoch
                                 --------------------------------------------

                             Name: Raymond S. Willoch

                             Title: Senior Vice President

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                             INTERFACE FABRICS LIMITED

                             By:   /s/ Raymond S. Willoch
                                 -----------------------------

                             Name: Raymond S. Willoch

                             Title: Director